UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 8, 2006
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, California		96002

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. May 31, 2006: 8,729,072

Section 8 — Other Events
Item 8.01. Other Events
Press announcement $1 million grant for Bridge to New Life with the Good News Rescue Mission
Section 9 — Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Redding Bank of Commerce is proud to announce a million dollar grant for the Bridge to New Life with the Good News Rescue Mission
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2006	/s/ Linda J. Miles

By: Linda J. Miles Executive Vice President & Chief Financial Officer

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